TRXADE GROUP, INC.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made as of 23 October 2019, by and among Trxade Group, Inc., a Delaware corporation (the “Company”), and the undersigned holders of common stock of the Company together with their qualifying transferees (the “Holders”).

RECITALS:

A. The Company has sold shares of common stock (“Common Shares”) to the Holders pursuant to the Securities Purchase Agreement, attached hereto (“Securities Purchase Agreement”), in connection with Asset Purchase Agreement with Bonum Health, LLC (“APA”).

B. The sale of the Common Shares is conditional upon the extension of the rights set forth herein, and by this Agreement the Company and the Holders desire to provide for certain rights as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties, severally and not jointly, hereby agree as follows:

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties agree as follows:

1. Registration Rights.

1.1 Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

(a) The terms “register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the declaration or ordering of the effectiveness of such registration statement.

(b) The term “Registrable Securities” means (i) any and all shares of Common Stock of the Company issued and sold by the Company pursuant to the Securities Purchase Agreement (which shares of Registrable Common Stock are referred to herein as the “Common Shares”); (ii) stock issued in lieu of the stock referred to in (i) in any reorganization which has not been sold to the public; or (iii) stock issued in respect of the stock referred to in (i) and (ii) as a result of a stock split, stock dividend, recapitalization or the like, which has not been sold to the public. For avoidance of doubt, shares of Common Stock which are issuable pending achievement of certain milestones referenced in the APA are not Registrable Securities until such securities are fully issued and outstanding under the terms met in the APA and the Securities Purchase Agreement.

(c) The terms “Holder” or “Holders” means any person or persons to whom Registrable Securities were originally issued or qualifying transferees under subsection 1.9 hereof who hold Registrable Securities.

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(d) The term “Initiating Holders” means any Holder or Holders, of 40% or greater of the aggregate of the Registrable Securities then outstanding.

(e) The term “SEC” means the Securities and Exchange Commission.

(f) The term “Registration Expenses” shall mean all expenses incurred by the Company in complying with subsections 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company.)

1.2 Company Registration.

(a) Registration. If at any time after the date that is two (2) months after the date hereof, the Company shall determine to newly register any of its securities, for its own account or the account of any of its shareholders, other than: (i) a registration on Form S-8 relating solely to employee stock option or purchase plans, or a registration on Form S-4, and (ii) the registration statement filed on Form S-1 on or about October 15, 2019, as heretofore or hereafter amended; the Company will:

(i) promptly give to each Holder written notice thereof at least 15 days prior to the initial filing of the registration statement relating to such offering; and

(ii) include in such registration (and compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection 1.2(b) below.

(b) Underwriting.

(i) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 1.2(a)(i). In such event the right of any Holder to registration pursuant to subsection 1.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

(ii) Notwithstanding any other provision of this subsection 1.2, if the underwriter managing such public offering determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting. The Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among Holders requesting registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by each of such Holders as of the date of the notice pursuant to subsection 1.2(a)(i) above; provided that the number of shares of Registrable Securities requested to be included in such underwriting shall not be reduced unless the securities being sold by shareholders other than the Holders are excluded from the Underwriting on a proportional basis. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

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1.3 Prior S-1. For clarification, and not withstanding anything to the contrary, the Company is not required to include the Registrable Securities on the registration statement Form S-1 on or about October 15, 2019, as heretofore or hereafter amended.

1.4 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 1 shall be borne by the Company except as follows:

(a) The Company shall not be required to pay for expenses of any registration proceeding begun pursuant to subsection 1.3, the request for which has been subsequently withdrawn by the Initiating Holders, in which latter such case, such expenses shall be borne by the Holders requesting such withdrawal. In the event that a withdrawal by the Holders is based on material adverse information relating to the Company that is different from the information known or available to the Holders requesting registration at the time of their request for registration under subsection 1.3, such registration shall not be treated as a counted requested registration for the purposes of subsection 1.3 hereof, and in which case, such expenses shall be borne by the Company.

(b) The Company shall not be required to pay fees or disbursements of more than one firm of legal counsel to the Holders, such fees to not exceed $1,000 in the aggregate.

(c) The Company shall not be required to pay underwriters’ fees, discounts or commissions relating to Registrable Securities.

1.5 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. Except as otherwise provided in subsection 1.4, at its expense the Company will:

(a) with respect to a demand made for registration pursuant to Section 1.3, prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days or if such registration statement is on Form S-3 (or any successor to Form S-3) and provides for sales of securities from time to time pursuant to Rule 415 under the Securities Act for up to one year.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish, without charge, to the Holders such numbers of copies of a prospectus, including each preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

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(d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) The Company shall:

(i) make available for inspection by a representative of the Holders, the managing underwriter participating in any disposition pursuant to such registration statement and one firm of attorneys designated by the Holders (upon execution of customary confidentiality agreements reasonably satisfactory to the Company and its counsel), at reasonable times and in reasonable manner, financial and other records, documents and properties of the Company that are pertinent to the conduct of due diligence customary for an underwritten offering, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter or attorney in connection with a registration statement as shall be necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act.

(ii) use its reasonable efforts to cause all Registrable Securities covered by a registration statement to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed;

(iii) cause to be provided to the Holders that are selling Registrable Securities pursuant to such registration statement and to the managing underwriter if any disposition pursuant to such registration statement is an underwritten offering, upon the effectiveness of such registration statement, a customary “10b-5” opinion of independent counsel (an “Opinion”) and a customary “cold comfort” letter of independent auditors (a “Comfort Letter”) in each case addressed to such Holders and managing underwriter, if any;

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(iv) notify in writing the Holders that are selling Registrable Securities pursuant to such registration statement and any managing underwriter if any disposition pursuant to such registration statement is an underwritten offering, (A) when the registration statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (B) of any request by the SEC or any state securities authority for amendments and supplements to the registration statement or of any material request by the SEC or any state securities authority for additional information after the registration statement has become effective, (C) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (D) if, between the effective date of the registration statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, including this Agreement, relating to disclosure cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (E) of the happening of any event during the period the registration statement is effective such that such registration statement or the related prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make statements therein not misleading (in the case of a prospectus, in light of circumstances under which they were made) and (F) of any determination by the Company that a post-effective amendment to the registration statement would be appropriate. The Holders hereby agree to suspend, and to cause any managing underwriter to suspend, use of the prospectus contained in a registration statement upon receipt of such notice under clause (C), (E) or (F) above until, in the case of clause (C), such stop order is removed or rescinded or, in the case of clauses (E) and (F), the Company has amended or supplemented such prospectus to correct such misstatement or omission or otherwise.

If the notification relates to an event described in clauses (E) or (F), the Company shall promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein no misleading.

(v) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(vi) deliver promptly to each Holder participating in the offering and each underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC and its staff with respect to the registration statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any Holder of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Holder or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

(vii) use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

(viii) provide a CUSIP number for all Registrable Securities not later than the effective date of the registration statement;

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(ix) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters in the marketing of Registrable Securities in any underwritten offering;

(x) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement) provide copies of such document to counsel to the seller of Registrable Securities and to the managing underwriter, if any, and make the Company’s representatives reasonably available for discussion of such document and make such changes in such document concerning such sellers prior to the filing thereof as counsel for such sellers or underwriters may reasonably request; and

(xi) cooperate with the sellers of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the sellers of Registrable Securities at least three business days prior to any sale of Registrable Securities.

1.6 Indemnification.

(a) The Company will indemnify and hold harmless to the fullest extent permitted by law each Holder of Registrable Securities and each of its officers, directors and partners, and each person controlling such Holder, with respect to which such registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary, final or summary prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, or not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or any state securities law applicable to the Company or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such state law and relating to action or inaction required of the Company in connection with any such registration, qualification of compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, within a reasonable amount of time after incurred for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.6(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

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(b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, severally and not jointly, indemnify and hold harmless to the fullest extent permitted by law the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Holder in an instrument duly executed by such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this subsection 1.6(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder, (which consent shall not be unreasonably withheld); provided further, that the total amount for which any Holder shall be liable under this subsection 1.6(b) shall not in any event exceed the net proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration; and provided further, that a Holder will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Holder by an instrument duly executed by the Company or underwriter specifically for use therein.

(c) Each party entitled to indemnification under this subsection 1.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent such failure resulted in material prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

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(d) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Section 1.6, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect not only such relative faults, but also any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 1.6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentences of this Section 1.6(d). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the U.S. Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this section 1.6 to the contrary, no Indemnifying Party (other than the Company) shall be required pursuant to this section 1.6(d) to contribute any amount in excess of the net proceeds received by such Indemnifying Party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the Indemnified Parties relate, less the amount of any indemnification payment made pursuant to Section 1.6.

(e) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any Indemnified Party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by, or on behalf of, any Indemnified Party and shall survive the transfer of the Registrable Securities by any such party.

1.7 Information by Holder. Any Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

1.8 Transfer of Registration Rights. A Holder’s rights to cause the Company to register its securities and keep information available, granted to it by the Company under subsections 1.2, 1.3 and 1.8, may be not be assigned except for an assignment (i) by such Holder of at least 100,000 shares (as adjusted for stock splits, stock dividends, recapitalizations and like events), (or such lesser number of shares as represents all of the Registrable Shares then held by such Holder, or (ii) to any constituent partners or members of a Holder which is a partnership or limited liability company, or to affiliates (as such term is defined in Rule 405 of the Securities Act) of a Holder, provided, that (a) the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee; and identifying the securities with respect to which such registration rights are being assigned; (b) the assignee or transferee of such rights agrees in writing to be bound by the terms and conditions of this Agreement, and (c) solely as to transfers pursuant to clause (iii) above, any transferees or assignees agree to act through a single representative. The Company may prohibit the transfer of any Holders’ rights under this subsection 1.9 to any proposed transferee or assignee who the Company reasonably believes is a competitor of the Company, or when such transfer may violate applicable securities laws.

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1.9 Subordination of Registration Rights. Notwithstanding anything to the contrary, each Holder expressly agrees and acknowledges that the rights granted to it pursuant to this Agreement are subordinated to and expressly subject to the rights granted to certain other holders of the Company’s securities pursuant to any and all registration rights agreements entered into by the Company prior to or after this Agreement.

1.11 “Market Stand-Off” Agreement. Each Holder hereby agrees that, during the period of duration (not to exceed 180 days) specified by the Company and an underwriter of common stock or other securities of the Company following the effective date of public offering of securities , it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration pursuant to the terms of this Agreement. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

1.12 Delay of Registration. No Holder shall have any rights to take any actions to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10 Termination of Registration Rights. No holder shall be entitled to exercise any right provided for in this Section 1 at any time when such Holder may sell all its shares in a three (3) month period under Rule 144 of the Act.

2. General.

2.1 Waivers and Amendments. With the written consent of the record holders of at least a majority of the Registrable Securities, the obligations of the Company and the rights of the parties under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of all of the Holders of the Registrable Securities. . Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this subsection 3.1.

2.2 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Florida without regard the principles of conflicts of law thereof.

2.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

2.4 Entire Agreement. Except as set forth below, this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and this Agreement shall supersede and cancel all prior agreements between the parties hereto with regard to the subject matter hereof.

2.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered by overnight courier service or mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to any Holder , at such party’s address as set forth in the Company’s records, or at such other address as such party shall have furnished to the Company in writing, or (b) if to the Company, at such address as the Company shall have furnished to the Holder in writing.

2.6 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreement s shall not in any way be affected or impaired thereby.

2.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

2.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

Remainder of page blank; signature page follows.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date set forth underneath their respective signatures below.

“HOLDER”		“COMPANY”
TRXADE GROUP, INC.

/s/ Hardikkumar Patel		/s/ Suren Ajjarapu
Name:	Hardikkumar Patel	Name:	Suren Ajjarapu
Title:	Owner	Title:	CEO

Date:	10/23/2019	Date:	10/23/19

[Signature page to Registration Rights Agreement, dated 23 October 2019]

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